Exhibit 21.1

	Jurisdiction of	D/B/A
Entity	Incorporation	Jurisdiction
345-1 Partners, LLC	Delaware
345-2 Partners, LLC	Delaware
345-3 Partners, LLC	Delaware
345-4 Partners, LLC	Delaware
345-30 Partners, LLC	Delaware
345-40 Partners, LLC	Delaware
345-50 Partners, LLC	Delaware
345-7501 MM, LLC	Delaware
345-JV Partners, LLC	Delaware
345-Lux EUR Partners, LLC	Delaware
345-Lux GBP Partners, LLC	Delaware
42-16 Partners, LLC	Delaware
42-16 CLO Holdco, LLC	Delaware
42-16 CLO Holdco A, LLC	Delaware
42-16 CLO Holdco B, LLC	Delaware
42-16 CLO Holdings A, LLC	Delaware
42-16 CLO Holdings B, LLC	Delaware
42-16 CLO L Sell, LLC	Delaware
42-16 CLO Partners A, LLC	Delaware
42-16 CLO Partners B, LLC	Delaware
42-16 CLO Sub A, LLC	Delaware
42-16 CLO Sub B, LLC	Delaware
42-16 CLO (Partnership), LLC	Delaware
42-16 CLO (Sub-REIT), LLC	Delaware
42-16 CLO (TRS), LLC	Delaware
Alpha Excess, LLC	Delaware
Alpha Originations, LLC	Delaware
Alpha Parlex 1, LLC	Delaware
Alpha Parlex 2, LLC	Delaware
Alpha Parlex 3, LLC	Delaware
Alpha Parlex 4, LLC	Delaware
Alpha Parlex 5, LLC	Delaware
Alpha Parlex 6, LLC	Delaware
Alpha Parlex 7, LLC	Delaware
Alpha Parlex 8, LLC	Delaware
Alpha Parlex 9, LLC	Delaware
Alpha Parlex 10, LLC	Delaware
Ambassador AUD Holdings, LLC	Delaware
Ambassador CAD Holdings, LLC	Delaware
Ambassador CHF Holdings, LLC	Delaware
Ambassador DKK Holdings, LLC	Delaware

Ambassador EUR Holdings, LLC	Delaware
Ambassador GBP Holdings, LLC	Delaware
Ambassador SEK Holdings, LLC	Delaware
BXMT 2017-FL1, LLC	Delaware
BXMT 2017-FL1, Ltd.	Cayman Islands
BXMT 2020-FL2, LLC	Delaware
BXMT 2020-FL2, Ltd.	Cayman Islands
BXMT 2020-FL3, LLC	Delaware
BXMT 2020-FL3, Ltd.	Cayman Islands
BXMT 2021-FL4, LLC	Delaware
BXMT 2021-FL4, Ltd.	Cayman Islands
BXMT 2022-FL5, LLC	Delaware
BXMT 2022-FL5, Ltd.	Cayman Islands
Canada Office Portfolio Finco 2014, LLC	Delaware
Castle EUR Finco, LLC	Delaware
Castle UK Finco, LLC	Delaware
De Vere Resorts Finco 2014, LLC	Delaware
Gloss Finco 1, LLC	Delaware
Gloss Finco 2, LLC	Delaware
Gloss Finco 3, LLC	Delaware
Gloss Holdco 1, LLC	Delaware
Gloss Holdco 2, LLC	Delaware
Gloss Noteco 1, LLC	Delaware
Gloss Noteco 2, LLC	Delaware
Husky DKK Finco, LLC	Delaware
Husky Finco, LLC	Delaware
Husky Finco II, LLC	Delaware
Husky AU Finco, LLC	Delaware
Husky AU-A Finco, LLC	Delaware
Husky CAD Finco, LLC	Delaware
Husky CHF Finco, LLC	Delaware
Husky EUR Finco, LLC	Delaware
Husky SEK Finco, LLC	Delaware
Husky UK Finco, LLC	Delaware
KK-RR Finco, LLC	Delaware
LO-JR Finco, LLC	Delaware
Magma Finco 12, LLC	Delaware
Magma Finco 13, LLC	Delaware
Magma Finco 16, LLC	Delaware
Molten Partners, LLC	Delaware
Parlex 1 Finance, LLC	Delaware
Parlex 2 Finance, LLC	Delaware
Parlex 2 AU HoldCo, LLC	Delaware

Parlex 2 AU HoldCo II, LLC	Delaware
Parlex 2 AU Sub Trust	Australia
Parlex 2 AU Trust	Australia
Parlex 2 AU Finco, LLC	Delaware
Parlex 2 CAD Finco, LLC	Delaware
Parlex 2 EUR Finco, LLC	Delaware
Parlex 2 UK Finco, LLC	Delaware
Parlex 2A Finco, LLC	Delaware
Parlex 3 Finance, LLC	Delaware
Parlex 3 AU Finco, LLC	Delaware
Parlex 3 CAD Finco, LLC	Delaware
Parlex 3 EUR Finco, LLC	Delaware
Parlex 3 UK Finco, LLC	Delaware
Parlex 3A EUR Finco, LLC	Delaware
Parlex 3A Finco, LLC	Delaware
Parlex 3A UK Finco, LLC	Delaware
Parlex 3A SEK Finco, LLC	Delaware
Parlex 4 Finance, LLC	Delaware
Parlex 4 UK Finco, LLC	Delaware
Parlex 5 Finco, LLC	Delaware
Parlex 5 Ken Finco, LLC	Delaware
Parlex 5 Ken CAD Finco, LLC	Delaware
Parlex 5 Ken EUR Finco, LLC	Delaware
Parlex 5 Ken ONT Finco, LLC	Delaware
Parlex 5 Ken UK Finco, LLC	Delaware
Parlex 6 DKK Finco, LLC	Delaware
Parlex 6 EUR Finco, LLC	Delaware
Parlex 6 Finco, LLC	Delaware
Parlex 6 UK Finco, LLC	Delaware
Parlex 7 Finco, LLC	Delaware
Parlex 8 EUR Finco, LLC	Delaware
Parlex 8 Finco, LLC	Delaware
Parlex 8 GBP Finco, LLC	Delaware
Parlex 8 Lux EUR Finco, S.a r.l.	Luxembourg
Parlex 8 Lux EUR Pledgeco, S.a r.l.	Luxembourg
Parlex 9 Finco, LLC	Delaware
Parlex 10 Finco, LLC	Delaware
Parlex 10 Lux EUR Finco, S.a r.l.	Luxembourg
Parlex 10 Lux EUR Pledgeco, S.a r.l.	Luxembourg
Parlex 10 Lux GBP Finco, S.a r.l.	Luxembourg
Parlex 10 Lux GBP Pledgeco, S.a r.l.	Luxembourg
Parlex 11 Finco, LLC	Delaware
Parlex 14 CHF Finco, LLC	Delaware

Parlex 14 EUR Finco, LLC	Delaware
Parlex 14 Finco, LLC	Delaware
Parlex 14 UK Finco, LLC	Delaware
Parlex 15 AU Finco, LLC	Delaware
Parlex 15 Finco, LLC	Delaware
Parlex 15 Holdco, LLC	Delaware
Parlex 15 Lux EUR Finco, S.a r.l.	Luxembourg
Parlex 15 Lux EUR Pledgeco, S.a r.l.	Luxembourg
Parlex 17 Finco, LLC	Delaware
Parlex 18 Finco, LLC	Delaware
Parlex 19 EUR Finco, LLC	Delaware
Parlex 19 UK Finco, LLC	Delaware
Parlex 2022-1 Issuer Trust	Australia
Parlex AU-A Finco, LLC	Delaware
Parlex ONT Partners GP, LLC	Delaware
Parlex ONT Partners, LP	Canada
Q Hotels Finco 2014, LLC	Delaware
Silver Fin Master Holding, LP	Cayman Islands
Silver Fin Hold TC Pty Ltd	Australia
Silver Fin Hold Trust	Australia
Silver Fin II Sub TC Pty Ltd	Australia
Silver Fin II Sub Trust	Australia
Silver Fin Sub TC Pty Ltd	Australia
Silver Fin Sub Trust	Australia
Silver Holdco I, LLC	Delaware
Silver Holdco II, LLC	Delaware
SL-JR Finco, LLC	Delaware
Spring Finco, LLC	Delaware
Victor Holdings I, LLC	Delaware
Village Finco 2022, LLC	Delaware
WD-BXMT Lending, LLC	Delaware
Wispar 1 Finco, LLC	Delaware
Wispar 2 Finco, LLC	Delaware
Wispar 3 Finco, LLC	Delaware
Wispar 4 Finco, LLC	Delaware
Wispar 5 Finco, LLC	Delaware
Wispar 6 Finco, LLC	Delaware
Wispar Husky Finco, LLC	Delaware
WL-OC Finco, LLC	Delaware